UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2014

INTERCEPT PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35668	22-3868459
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 W. 15th Street, Suite 505 New York, New York		10011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 747-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2014 annual meeting of stockholders of Intercept Pharmaceuticals, Inc. (the “Company”) held on July 17, 2014, the Company’s stockholders (1) elected all nine of the Company’s nominees to serve on the Company’s board of directors, (2) approved the amendment to the Company’s restated certificate of incorporation to increase the number of authorized shares of common stock from 25,000,000 shares to 35,000,000 shares, and (3) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2014. Shares of the Company’s voting stock were voted on these proposals as follows:

Proposal 1. Election of Directors: Nine nominees were elected to serve on the Company’s board of directors until the next annual meeting of stockholders and until their successors are elected and qualified with the votes set forth below:

Name	For	Withheld
Srinivas Akkaraju	17,397,493	12,367
Luca Benatti	17,398,311	11,549
Paolo Fundaro	17,297,342	112,518
Sanj K. Patel	17,398,108	11,752
Mark Pruzanski	17,398,292	11,568
Glenn Sblendorio	17,051,727	358,133
Jonathan Silverstein	17,397,737	12,123
Klaus Veitinger	17,401,298	8,562
Nicole Williams	17,401,835	8,025

Proposal 2. Amendment of Restated Certificate of Incorporation: The amendment to the Company’s restated certificate of incorporation to increase the number of authorized shares of common stock from 25,000,000 shares to 35,000,000 shares was approved with the votes set forth below:

For	Against	Abstain
18,719,268	150,329	24,461

A copy of the Company’s amendment to the restated certificate of incorporation is filed herewith as Exhibit 3.1 and is incorporated by reference into this Item.

Proposal 3. Ratification of Independent Registered Public Accounting Firm: The selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2014 was ratified with the votes set forth below:

For	Against	Abstain
18,911,193	17,770	18,111

Item 8.01 Other Events.

During May and June 2014, the officers and directors of the Company named in the table below entered into pre-arranged stock trading plans pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each plan contemplates the sale of a limited number of shares of the Company’s common stock for personal financial management reasons.

The following table provides the scheduled termination date and the maximum number of shares of common stock subject to the respective plan.

Name	Number of Shares	Scheduled Termination Date
Barbara Duncan	20,000	March 17, 2015
Daniel Regan	42,347	April 8, 2015
Klaus Veitinger	7,500	July 9, 2015

Sales under the plans may be executed earlier than the scheduled termination dates. Transactions made under these plans will be publicly disclosed through filings with the U.S. Securities and Exchange Commission under Section 16 of the Exchange Act. Except as may be required by law, the Company does not undertake to report on specific Rule 10b5-1 pre-planned stock trading plans of directors and officers of the Company, nor to report modifications or terminations of the aforementioned plans or the plan of any other individual.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amendment to Restated Certificate of Incorporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT PHARMACEUTICALS, INC.

Date: July 22, 2014	/s/ Mark Pruzanski
Mark Pruzanski, M.D.
President and Chief Executive Officer